1 1Q 2017 EARNINGS PRESENTATION APRIL 25, 2017

2 SAFE HARBOR This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which represent our management's beliefs and assumptions concerning future events. When used in this document and in documents incorporated herein by reference, the words “expects,” “plans,” “anticipates,” “indicates,” “believes,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “seeks,” “targets” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve risks, uncertainties and assumptions, and are based on information currently available to us. Actual results may differ materially from those expressed in the forward-looking statements due to many factors, including, without limitation, our extremely competitive industry; volatility in financial and credit markets which could affect our ability to obtain debt and/or financing or to raise funds through debt or equity issuances; volatility in fuel prices, maintenance costs and interest rates; our ability to implement our growth strategy; our significant fixed obligations and substantial indebtedness; our ability to attract and retain qualified personnel and maintain our culture as we grow; our reliance on high daily aircraft utilization; our dependence on the New York and Boston metropolitan markets and the Northeast Corridor of the United States and the effect of increased congestion in these markets; our reliance on automated systems and technology; our being subject to potential unionization, work stoppages, slowdowns and/or increased labor costs; our reliance on a limited number of suppliers; our presence in some international emerging markets that may experience political or economic instability or may subject us to legal risk; reputational and business risk from information security breaches or cyber-attacks; changes in or additional government regulation; changes in our industry due to other airlines' financial condition; acts of war or terrorism; global economic conditions or economic downturns leading to a continuing or accelerated decrease in demand for air travel; the spread of infectious diseases; adverse weather conditions or natural disasters; and external geopolitical events and conditions. It is routine for our internal projections and expectations to change as the year or each quarter in the year progresses, and therefore it should be clearly understood that the internal projections, beliefs and assumptions upon which we base our expectations may change prior to the end of each quarter or year and you should not place undue reliance on these statements. Further information concerning these and other factors is contained in the Company's Securities and Exchange Commission filings, including but not limited to, the Company's 2016 Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. In light of these risks and uncertainties, the forward-looking events discussed in this presentation might not occur. We undertake no obligation to update any forward-looking statements to reflect events or circumstances that may arise after the date of this presentation. The following presentation also includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934. We refer you to the reconciliations made available in our Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K (available on our website at jetblue.com and at sec.gov) and in our December 2016 fourth quarter earnings call, which reconcile the non-GAAP financial measures included in the following presentation to the most directly comparable financial measures calculated and presented in accordance with U.S. GAAP.

1Q 2017 EARNINGS UPDATE ROBIN HAYES PRESIDENT & CEO

FOCUSED ON CREATING SHAREHOLDER VALUE THROUGH MARGIN INITIATIVES AND ACCRETIVE GROWTH


PRE-TAX MARGINS JBLU VS PEERS
7.9%
8.3%
18.3%
16.7%
15.4%
14.8%
1Q 2017 JBLU
1Q 2017 Peers
2016 JBLU
2016 Peers
TTM JBLU
TTM Peers
Average of peer set (AAL, ALK, DAL, LUV, SAVE, UAL)

- **Working towards goal of superior margins**
  - Executing on a series of commercial and cost initiatives through 2020
- **Tactical capacity and revenue initiatives launched in February are improving RASM performance**
  - Capacity full benefits in place during 2Q 2017
  - Revenue initiatives ramping into summer
- **Our Crewmembers provide the foundation for sustained financial performance and long-term shareholder value**

4

jetBlue

5 1Q 2017 OVERVIEW Structural cost initiatives Commercial initiatives Targeted growth ACHIEVEMENTS • Revenue and capacity initiatives delivering results • 2Q 2017 RASM showing sequential improvement beyond calendar benefit • CFO selection highlights commitment to cost initiatives • Have ~$100m of $250-$300m in savings as ‘work in progress’ currently • Investments in Boston and Mint continue to show margin/return benefits • Revenue premiums in Boston and Fort Lauderdale demonstrate strength of model Commitment to delivering above-average industry margins • Balancing growth and returns with targeted expansion in existing focus cities • Opportunities for further improvement in unit revenues and costs

COMMERCIAL UPDATE & OUTLOOK MARTY ST. GEORGE EVP COMMERCIAL AND PLANNING

7 CAPACITY: BALANCING GROWTH WITH RETURNS • Summer capacity growth focused on Boston, Fort Lauderdale and New York • 15 new markets in 2Q17; 2 new markets in Boston; 8 new markets in Fort Lauderdale • Tactical capacity adjustments helping reverse early 2017 RASM trends • Reduced planned capacity in redeyes, off-peak weekdays and months • Optimizing growth in select markets • Cuba, Newark ASM YOY GROWTH 1Q 2017 2Q 2017E 2017E 4.0% - 6.0% 5.5% - 7.5% 4.2%

8 NETWORK UPDATE: BOSTON AND MINT CONTINUE TO OUTPERFORM New York Fort Lauderdale Boston Other Mint FOCUS CITY / OTHER KEY DEVELOPMENTS • Competitive environment in Newark/NYC to Florida • Expect limited impact from competitive Transcon capacity in Newark • Highest margin focus city; building breadth and depth of service • Service to LGA exceeding expectations; initiated service to Atlanta • RASM performance in line with system, ex-Newark/NYC • 20 new non-stop destinations in last two years • RASM and margin builder that continues to mature • Initiated service in Fort Lauderdale; 3 more routes convert in 2H17 • Efforts to balance capacity with demand in Latam showing results

9 UNIT REVENUE: ACTIONS DRIVING SEQUENTIAL IMPROVEMENT • 1Q RASM negatively impacted by over 3 points from calendar impacts • 2.3 point negative impact to 1Q from Easter; 1 point negative impact to 1Q from January calendar • Weather events net to 0.25 points headwind • Sequential improvement continues • Double digit RASM growth expected in April; expect positive RASM for balance of 2Q • Revenue management review and initiatives underway RASM YOY GROWTH -7.0% -8.2% -3.5% -1.5% -4.8% 1Q 2016 2Q 2016 3Q 2016 4Q 2016 1Q 2017 2Q 2017E 3% - 6%

FINANCIAL UPDATE & OUTLOOK STEVE PRIEST EVP CHIEF FINANCIAL OFFICER

11 1Q 2017 RESULTS INCOME STATEMENT ($billion) PRE-TAX PROFIT MARGIN Positive calendar impact in 1Q 2016 UNIT REVENUES AND COSTS ($ cents) 3 .1% 1 6 .6% 2 1 .6% 9 .2% 0 .5% 1 4 .6% 2 0 .0% 7 .9% 0 .3% 9 .0% 1 2 .8% 5 .3% 1Q 2014 1Q 2015 1Q 2016 1Q 2017 OM Pre-Tax Margin Net Margin Operating Margin 9. % 2 .6% Pre-Tax Margin 7.9 20.0 Net Margin 5.3% 12.8% 1Q 2017 1Q 2016 Variation 11.81 12.41 -4.8% 3.43 3.35 2.7% 2.38 1.65 44.1% 1.66 1.57 5.9% 1.12 1.03 8.7% 2.14 2.13 0.0% 1Q 2017 1Q 2016 Variation Total Op Rev 1.60 1.62 -0.8% SW&B, P/S 0.47 0.44 7.1% Fuel 0.32 0.22 50.2% Ownership 0.23 0.20 10.4% MM&R 0.15 0.14 13.3% Other 0.29 0.28 4.3% OP INCOME 0.15 0.35 -57.9% Other Inc (Exp) (0.02) (0.03) -21.3% Inc Before Taxes 0 13 0.32 -60.9% Inc Tax Exp 0.04 0.12 -64.7% NET INCOME 0.09 0.21 -58.8%

12 UNIT COSTS: MANAGING NEAR TERM HEADWINDS • 1Q CASM ex-fuel below mid-point of guidance, despite weather impacts • Weather impacted CASM-ex fuel by 0.5 points • Inflationary pressures in maintenance and labor • 2Q CASM ex-fuel expected to be peak of 2017 growth pressures • No change to 2017 cost guidance • Stage length, labor, and maintenance expense timing drive YoY increase • Expect CASM ex-fuel growth to moderate in second half QUARTERLY CASM EX-FUEL YOY GROWTH* -1.4% -0.8% 2.5% 4.6% 3.3% 1Q 2016 2Q 2016 3Q 2016 4Q 2016 1Q 2017 2Q 2017E 2017E 4.5% - 6.5% 1.5% - 3.5% **Refer to Appendix A on Non-GAAP Financial Measures

13 COST CONTROL: THE PATH FROM GOOD TO GREAT MARGINS Tech Ops Airports Corporate TOTAL Distribution STRUCTURAL COST SAVINGS PLAN (2018-2020) ACHIEVEMENTS $250-$300m • 6 airport lobbies completed • 12 expected by year-end $100-$125m $75-$90m $55-$65m ~$20m • Approximately 1/3 of cost effort is ‘work in progress’ CASM EX-FUEL TRENDS* 3.6% 3.8% 1.3% 2014 2015 2016 2017E 2018E-2020E 0% - 1% 1.5% - 3.5% **Refer to Appendix A on Non-GAAP Financial Measures • NEO engine RFP • Planning software • 20 contracts in review

14 FLEET: RETURN ACCRETIVE FLEET GROWTH AIRBUS ORDER BOOK*FLEET DETAIL* Mint 60 130 37 60 130 40 60 130 52 E190 A320 A321 2016 1Q 2017 2017E 19 3117 *As of 4/25/17 CEO: Current Engine Option NEO: New Engine Option Recent Changes: • Deferring 8 aircraft from 2019 to 2023 and 5 aircraft from 2020 to 2024 • Swapped 2018 NEOs with CEOs 1 97 103**169 227 230 2011 2016 1Q 2017 Unencumbered Total *As of 3/31/17 ** 105 Unencumbered as 4/25/17 Year A320neo A321ceo A321neo Total 2018 - 11 - 11 2019 - - 13 13 2020 6 - 7 13

15 2Q 2017 2017E 2017-2020E LEVERAGE AND CAPEX: BALANCED CAPITAL ALLOCATION ADJUSTED DEBT / CAP RATIO CAPITAL EXPENDITURES Aircraft Non-Aircraft 70% 62% 46% 35% 34% 2011 2013 2015 2016 1Q 2017 Adj Debt / Cap = On Balance Sheet Debt + 7x Aircraft Rent / Debt + Equity $150m - $200m $1.05bn - $1.2bn $220m - $270m $35m - $45m Average of ~$1.1bn* *Includes Aircraft and Non-Aircraft Capital Expenditures

16 2017 GUIDANCE SUMMARY Metric 2Q 2017E 2017E Capacity 4.0 - 6.0% 5.5 - 7.5% RASM 3.0 – 6.0% N/A CASM Excluding Fuel 4.5 - 6.5% 1.5 - 3.5% All-in Fuel Price $1.73 N/A Capex (aircraft) $220m – $270m $1.05bn – $1.2bn Capex (non-aircraft) $35m – $45m $150m – $200m Other Income/(Expense) ($20m - $25m) ($90m - $100m)

QUESTIONS

18 APPENDIX A: NOTE ON NON-GAAP FINANCIAL MEASURES Consolidated operating cost per available seat mile, excludes fuel and related taxes, and operating expenses related to other non-airline expenses (CASM Ex-Fuel) is a non-GAAP financial measure that we use to measure our core performance. Note A within our quarterly earnings release provides a reconciliation of non-GAAP financial measures used in this presentation and provides the reasons management uses those measures.